Exhibit 10.2
EXECUTION VERSION
REGISTRATION RIGHTS AGREEMENT
BY AND AMONG
ENDEAVOUR INTERNATIONAL CORPORATION
AND
THE PURCHASERS NAMED HEREIN

REGISTRATION RIGHTS AGREEMENT
     THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of February 4, 2010, is made and entered into by and among Endeavour International Corporation, a Nevada corporation (“Endeavour”), and the purchasers named in Schedule A to this Agreement (each such purchaser a “Purchaser” and, collectively, the “Purchasers”).
     WHEREAS, this Agreement is made in connection with the Closing of the issuance and sale of the Purchased Common Stock pursuant to the Common Stock Purchase Agreement, dated as of February 4, 2010, by and among Endeavour and the Purchasers (the “Purchase Agreement”);
     WHEREAS, Endeavour has agreed to provide the registration and other rights set forth in this Agreement for the benefit of the Purchasers pursuant to the Purchase Agreement; and
     WHEREAS, it is a condition to the obligations of each Purchaser and Endeavour under the Purchase Agreement that this Agreement be executed and delivered.
     NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:
ARTICLE I
DEFINITIONS
Section 1.01 Definitions. Capitalized terms used herein without definition shall have the meanings given to them in the Purchase Agreement. The terms set forth below are used herein as so defined:
     “Agreement” has the meaning specified therefor in the introductory paragraph.
     “Endeavour” has the meaning specified therefor in the introductory paragraph.
     “Effectiveness Period” has the meaning specified therefor in Section 2.01(a)(i) of this Agreement.
     “File Date” has the meaning specified in Section 2.01(a)(i) of this Agreement.
     “Holder” means the record holder of any Registrable Securities.
     “Liquidated Damages” has the meaning specified therefor in Section 2.01(c) of this Agreement.
     “Liquidated Damages Multiplier” means the product of $0.90 times the number of Common Stock purchased by such Purchaser.
     “Losses” has the meaning specified therefor in Section 2.06(a) of this Agreement.

     “Purchase Agreement” has the meaning specified therefor in the Recitals of this Agreement.
     “Purchaser” and “Purchasers” have the meanings specified therefor in the introductory paragraph of this Agreement.
     “Registrable Securities” means: (i) the Purchased Common Stock and (ii) any Common Stock issued as Liquidated Damages pursuant to this Agreement, all of which Registrable Securities are subject to the rights provided herein until such rights terminate pursuant to the provisions hereof.
     “Registration Expenses” has the meaning specified therefor in Section 2.05(a) of this Agreement.
     “Registration Statement” has the meaning specified therefor in Section 2.01(a)(i) of this Agreement.
     “Selling Holder” means a Holder who is selling Registrable Securities pursuant to a registration statement.
     “Underwritten Offering” means an offering (including an offering pursuant to a Registration Statement) in which shares of Common Stock are sold to an underwriter on a firm commitment basis for reoffering to the public or an offering that is a “bought deal” with one or more investment banks.
     Section 1.02 Registrable Securities. Any Registrable Security will cease to be a Registrable Security when: (a) a registration statement covering such Registrable Security has been declared effective by the Commission and such Registrable Security has been sold or disposed of pursuant to such effective registration statement; (b) such Registrable Security has been disposed of pursuant to any section of Rule 144 (or any similar provision then in force) under the Securities Act; (c) such Registrable Security can be disposed of pursuant to Rule 144(b) (or any similar provision then in force) under the Securities Act; (d) such Registrable Security is held by Endeavour or one of its Subsidiaries; or (e) such Registrable Security has been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities.
ARTICLE II
REGISTRATION RIGHTS
     Section 2.01 Registration.
          (a) Registration.
               (i) Deadline To Go Effective. Within sixty (60) days of this Agreement (the 60th such day herein referred to as the “File Date”), Endeavour shall prepare and file a registration statement under the Securities Act to permit the resale of the Registrable Securities from time to time, including as permitted by Rule 415 under the Securities Act (or any similar provision then in force) with respect to all of the Registrable Securities (the “Registration

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Statement”). A Registration Statement filed pursuant to this Section 2.01 shall be on such appropriate registration form of the Commission as shall be selected by Endeavour. Endeavour will use its commercially reasonable efforts to cause the Registration Statement filed pursuant to this Section 2.01 to be continuously effective under the Securities Act until the earlier of (i) the date as of which all such Registrable Securities are sold by the Purchasers or (ii) the date when such Registrable Securities become eligible for resale under Rule 144(b) (or any similar provision then in force) under the Securities Act (the “Effectiveness Period”). The Registration Statement when declared effective (including the documents incorporated therein by reference) shall comply as to form with all applicable requirements of the Securities Act and the Exchange Act and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
               (ii) Effective Date. Endeavour shall use commercially reasonable efforts to ensure that the Registration Statement required by Section 2.01 of this Agreement is declared effective within 30 days after the File Date.
          (b) Delay Rights. Notwithstanding anything to the contrary contained herein, Endeavour may, upon written notice to any Selling Holder whose Registrable Securities are included in the Registration Statement, suspend such Selling Holder’s use of any prospectus which is a part of the Registration Statement (in which event the Selling Holder shall discontinue sales of the Registrable Securities pursuant to the Registration Statement, but such Selling Holder may settle any such sales of Registrable Securities) if (i) Endeavour is pursuing an acquisition, merger, reorganization, disposition or other similar transaction and Endeavour determines in good faith that Endeavour’s ability to pursue or consummate such a transaction would be materially adversely affected by any required disclosure of such transaction in the Registration Statement or (ii) Endeavour has experienced some other material non-public event the disclosure of which at such time, in the good faith judgment of Endeavour, would materially adversely affect Endeavour; provided, however, in no event shall any such suspension period exceed an aggregate of 90 days in any 180-day period or 150 days in any 365-day period. Upon disclosure of such information or the termination of the condition described above, Endeavour shall provide prompt notice to the Selling Holders whose Registrable Securities are included in the Registration Statement, shall promptly terminate any suspension of sales it has put into effect and shall take such other actions to permit registered sales of Registrable Securities as contemplated in this Agreement.
          (c) Rights to Liquidated Damages. If (i) the Holders shall be prohibited from selling their Registrable Securities under the Registration Statement as a result of a suspension pursuant to Section 2.01(b) of this Agreement in excess of the periods permitted therein or (ii) the Registration Statement is filed and declared effective but, during the Effectiveness Period, shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded by a post-effective amendment to the Registration Statement, a supplement to the prospectus or a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or l5(d) of the Exchange Act, then, until the suspension is lifted or a post-effective amendment, supplement or report is filed with the Commission, but not including any day on which a suspension is lifted or such amendment, supplement or report is filed and declared effective, if applicable, Endeavour shall owe the Holders a payment with respect to the Purchased Common Stock of each such Holder of 0.25% of the Liquidated Damages Multiplier per 30-day period for the first

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30 days following the suspension or period in which the Registration Statement ceased to be effective, increasing by an additional 0.25% of the Liquidated Damages Multiplier per 30-day period for each subsequent 30 days, up to a maximum of 1.00% of the Liquidated Damages Multiplier per 30-day period (the “Liquidated Damages”), following (x) the date on which the suspension period exceeded the permitted period under 2.01(b) of this Agreement or (y) the day after the Registration Statement ceased to be effective or failed to be useable for its intended purposes, as liquidated damages and not as a penalty. For purposes of this Section 2.01(c), a suspension shall be deemed lifted on the date that notice that the suspension has been lifted is delivered to the Holders pursuant to Section 3.01 of this Agreement.
     Section 2.02 Sale Procedures. In connection with its obligations under this Article II, Endeavour will, as expeditiously as possible:
          (a) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective for the Effectiveness Period and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement;
          (b) promptly notify each Selling Holder of Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the filing of the Registration Statement or any prospectus or prospectus supplement to be used in connection therewith, or any amendment or supplement thereto, and, with respect to such Registration Statement or any post-effective amendment thereto, when the same has become effective; and (ii) any written comments from the Commission with respect to any filing referred to in clause (i) and any written request by the Commission for amendments or supplements to the Registration Statement or any prospectus or prospectus supplement thereto;
          (c) immediately notify each Selling Holder of Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the happening of any event as a result of which the prospectus or prospectus supplement contained in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; (ii) the issuance or threat of issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or the initiation of any proceedings for that purpose; or (iii) the receipt by Endeavour of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction. Following the provision of such notice, Endeavour agrees to as promptly as practicable amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and to take such other action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;

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          (d) upon request and subject to appropriate confidentiality obligations, furnish to each Selling Holder copies of any and all transmittal letters or other correspondence with the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of Registrable Securities;
          (e) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;
          (f) cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by Endeavour are then listed;
          (g) use its commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of Endeavour to enable the Selling Holders to consummate the disposition of such Registrable Securities; and
          (h) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement.
          (i) Each Selling Holder, upon receipt of notice from Endeavour of the happening of any event of the kind described in Section 2.02(c) of this Agreement, shall forthwith discontinue disposition of the Registrable Securities until such Selling Holder’s receipt of copies of the supplemented or amended prospectus contemplated by Section 2.02(c) of this Agreement or until it is advised in writing by Endeavour that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by Endeavour, such Selling Holder will deliver to Endeavour (at Endeavour’s expense) all copies in their possession or control, other than permanent file copies then in such Selling Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.
     If requested by a Purchaser, Endeavour shall: (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as such Purchaser reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement.
     Section 2.03 Cooperation by Holders. Endeavour shall have no obligation to include in the Registration Statement Common Stock of a Holder who has failed to timely furnish such

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information that, in the opinion of counsel to Endeavour, is reasonably required in order for the registration statement or prospectus supplement, as applicable, to comply with the Securities Act.
     Section 2.04 Restrictions on Public Sale by Holders of Registrable Securities. For a period of 365 days from the Closing Date, each Holder of Registrable Securities who is included in the Registration Statement agrees not to effect any public sale or distribution of the Registrable Securities during the 30-day period following completion of an Underwritten Offering of equity securities by Endeavour (except as provided in this Section 2.04); provided, however, that the duration of the foregoing restrictions shall be no longer than the duration of the shortest restriction generally imposed by the underwriters on the officers or directors or any other Common Stockholder of Endeavour on whom a restriction is imposed in connection with such public offering. In addition, the provisions of this Section 2.04 shall not apply with respect to a Holder that owns $5 million or less of Purchased Common Stock, based on the Commitment Amounts.
     Section 2.05 Expenses.
          (a) Certain Definitions. “Registration Expenses” means all expenses incident to Endeavour’s performance under or compliance with this Agreement to effect the registration of Registrable Securities on the Registration Statement pursuant to Section 2.01 hereof or an Underwritten Offering covered under this Agreement, and the disposition of such securities, including, without limitation, all registration, filing, securities exchange listing and the NYSE Amex fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the Financial Industry Regulatory Authority, transfer taxes and fees of transfer agents and registrars, all word processing, duplicating and printing expenses and the fees and disbursements of counsel and independent public accountants for Endeavour, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance.
          (b) Expenses. Endeavour will pay all reasonable Registration Expenses as determined in good faith, including, in the case of an Underwritten Offering, whether or not any sale is made pursuant to such Underwritten Offering. In addition, except as otherwise provided in Section 2.06 hereof, Endeavour shall not be responsible for legal fees incurred by Holders in connection with the exercise of such Holders’ rights hereunder.
     Section 2.06 Indemnification.
          (a) By Endeavour. In the event of an offering of any Registrable Securities under the Securities Act pursuant to this Agreement, Endeavour will indemnify and hold harmless each Selling Holder thereunder, its officers, members, managers, directors, partners, employees, agents and other representatives, and each underwriter, pursuant to the applicable underwriting agreement with such underwriter, of Registrable Securities thereunder and each Person, if any, who controls such Selling Holder or underwriter within the meaning of the Securities Act and the Exchange Act, and its officers, members, managers, partners, directors, employees, agents and other representatives, against any losses, claims, damages, expenses or liabilities (including reasonable attorneys’ fees and expenses) (collectively, “Losses”), joint or several, to which such Selling Holder, officer, member, manager, partner, director, employee,

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agent, other representative, underwriter or controlling Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus, free writing prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and will reimburse each such Selling Holder, its directors and officers, each such underwriter and each such controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions or proceedings; provided, however, that Endeavour will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in strict conformity with information furnished by such Selling Holder, its directors or officers or any underwriter or controlling Person in writing specifically for use in the Registration Statement, or prospectus supplement, as applicable. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder or any such Selling Holder, its directors or officers or any underwriter or controlling Person, and shall survive the transfer of such securities by such Selling Holder.
          (b) By Each Selling Holder. Each Selling Holder agrees severally and not jointly to indemnify and hold harmless Endeavour, its directors and officers, and each Person, if any, who controls Endeavour within the meaning of the Securities Act or of the Exchange Act, and its directors and officers, to the same extent as the foregoing indemnity from Endeavour to the Selling Holders, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in the Registration Statement or any preliminary prospectus or final prospectus included therein, or any amendment or supplement thereto; provided, however, that the liability of each Selling Holder shall not be greater in amount than the dollar amount of the net proceeds received by such Selling Holder from the sale of the Registrable Securities giving rise to such indemnification.
          (c) Notice. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party except to the extent the indemnifying party is materially prejudiced by such omission. In any action brought against any indemnified party, it shall notify the indemnifying party of the commencement thereof. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.06 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense or employ counsel reasonably acceptable to the indemnified party or (ii) if

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the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not settle any indemnified claim without the consent of the indemnified party, unless the settlement thereof imposes no liability or obligation on, involves no admission of wrongdoing or malfeasance by, and includes a complete release from liability of, the indemnified party.
          (d) Contribution. If the indemnification provided for in this Section 2.06 is held by a court or government agency of competent jurisdiction to be unavailable to any indemnified party or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of such indemnified party on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that in no event shall such Selling Holder be required to contribute an aggregate amount in excess of the dollar amount of net proceeds received by such Selling Holder from the sale of Registrable Securities giving rise to such indemnification. The relative fault of the indemnifying party on the one hand and the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to herein. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any Loss which is the subject of this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.
          (e) Other Indemnification. The provisions of this Section 2.06 shall be in addition to any other rights to indemnification or contribution which an indemnified party may have pursuant to law, equity, contract or otherwise.
     Section 2.07 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, Endeavour agrees to use its commercially reasonable best efforts to:

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          (a) make and keep public information regarding Endeavour available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the date hereof;
          (b) file with the Commission in a timely manner all reports and other documents required of Endeavour under the Securities Act and the Exchange Act at all times from and after the date hereof; and
          (c) so long as a Holder owns any Registrable Securities, furnish, unless otherwise available at no charge by access electronically to the Commission’s EDGAR filing system, to such Holder forthwith upon request a copy of the most recent annual or quarterly report of Endeavour, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.
     Section 2.08 Transfer or Assignment of Registration Rights. The rights to cause Endeavour to register Registrable Securities granted to the Purchasers by Endeavour under this Article II may be transferred or assigned by any Purchaser to one or more transferee(s) or assignee(s) of such Registrable Securities; provided, however, that, (a) unless such transferee is an Affiliate of such Purchaser, each such transferee or assignee holds Registrable Securities representing at least $5 million of the Purchased Common Stock, based on the Commitment Amounts, (b) Endeavour is given written notice prior to any such transfer or assignment, stating the name and address of each such transferee and identifying the securities with respect to which such registration rights are being transferred or assigned, and (c) each such transferee assumes in writing responsibility for its portion of the obligations of such Purchaser under this Agreement.
     Section 2.09 Limitation on Subsequent Registration Rights. From and after the date hereof, Endeavour shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, (i) enter into any agreement with any current or future holder of any securities of Endeavour that would allow such current or future holder to require Endeavour to include securities in any registration statement filed by Endeavour on a basis that is superior to the piggyback rights granted to the Purchasers hereunder or (ii) grant registration rights to any other Person that would be superior to the Purchasers’ registration rights hereunder.
ARTICLE III
MISCELLANEOUS
     Section 3.01 Communications. All notices and other communications provided for or permitted hereunder shall be made in writing by facsimile, electronic mail, courier service or personal delivery:
          (a) if to Purchaser, to the address set forth under that Purchaser’s signature block in accordance with the provisions of this Section 3.01;
          (b) if to a transferee of Purchaser, to such Holder at the address provided pursuant to Section 2.08 hereof; and

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          (c) if to Endeavour, at 1001 Fannin, Suite 1600, Houston, Texas 77002 (facsimile: (713) 307-8794), notice of which is given in accordance with the provisions of this Section 3.01.
     All such notices and communications shall be deemed to have been received: at the time delivered by hand, if personally delivered; when receipt acknowledged, if sent via facsimile or electronic mail; and when actually received, if sent by courier service or any other means.
     Section 3.02 Successor and Assigns This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including subsequent Holders of Registrable Securities to the extent permitted herein.
     Section 3.03 Recapitalization, Exchanges, Etc. Affecting the Common Stock The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all stock of Endeavour or any successor or assign of Endeavour (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, stock splits, recapitalizations and the like occurring after the date of this Agreement.
     Section 3.04 Specific Performance. Damages in the event of breach of this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction, specific performance or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction, specific performance or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity which such Person may have.
     Section 3.05 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.
     Section 3.06 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
     Section 3.07 Governing Law. The Laws of the State of New York shall govern this Agreement without regard to principles of conflict of Laws.
     Section 3.08 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

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     Section 3.09 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the rights granted by Endeavour set forth herein. This Agreement, the Purchase Agreement and any confidentiality agreements pertaining to the sale of the Purchased Common Stock supersede all prior agreements and understandings between the parties with respect to such subject matter.
     Section 3.10 Amendment. This Agreement may be amended only by means of a written amendment signed by Endeavour and the Holders of a majority of the then outstanding Registrable Securities; provided, however, that no such amendment shall materially and adversely affect the rights of any Holder hereunder without the consent of such Holder.
     Section 3.11 No Presumption. If any claim is made by a party relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.
     Section 3.12 Obligations Limited to Parties to Agreement. Each of the Parties hereto covenants, agrees and acknowledges that no Person other than the Purchasers (and their permitted assignees) and Endeavour shall have any obligation hereunder and that, notwithstanding that one or more of the Purchasers may be a corporation, partnership or limited liability company, no recourse under this Agreement or the Purchase Agreement or under any documents or instruments delivered in connection herewith or therewith shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the Purchasers or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable Law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the Purchasers or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, as such, for any obligations of the Purchasers under this Agreement or the Purchase Agreement or any documents or instruments delivered in connection herewith or therewith or for any claim based on, in respect of or by reason of such obligation or its creation.
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     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

PURCHASER:

Smedvig QIF PLC

By: Name:	/s/ Odd Torland Odd Torland
Title:	Chairman

Address:	39/40 Upper Mount Street
Dublin 2
Ireland

Attention:	John Thore Olsen
Facsimile:	+47 51 50 96 42
Email:	jto@smedvig.no
[Signature Page to Registration Rights Agreement]

PURCHASER:

Pelmer Securities S.A.

By: Name:	/s/ Laurent Galiotto Laurent Galiotto
Title:	Director

By: Name:	/s/ P.A. Wavre P.A. Wavre
Title:	Director

Address:	Road Town, Pasea Estate
Tortola
British Virgin Islands
[Signature Page to Registration Rights Agreement]

PURCHASER:

C.A. Pontine Paus

By: Name:	/s/ Espen Stavdal Espen Stavdal
Title:	Attorney-in-Fact

Address:	c/o As Toluma
Strandveien 20, P.O. Box 33
1324 Lysaker, Norway

Attention:	Espen Stavdal
Facsimile:	+4767584380
Email:	espen.stavdal@wilhelsen.com
[Signature Page to Registration Rights Agreement]

PURCHASER:

C.V. Olympia Paus

By: Name:	/s/ Espen Stavdal Espen Stavdal
Title:	Attorney-in-Fact

Address:	c/o As Toluma
Strandveien 20, P.O. Box 33
1324 Lysaker, Norway

Attention:	Espen Stavdal
Facsimile:	+4767584380
Email:	espen.stavdal@wilhelsen.com
[Signature Page to Registration Rights Agreement]

PURCHASER:

Cecilie Paus

By: Name:	/s/ Espen Stavdal Espen Stavdal
Title:	Attorney-in-Fact

Address:	c/o As Toluma
Strandveien 20, P.O. Box 33
1324 Lysaker, Norway

Attention:	Espen Stavdal
Facsimile:	+4767584380
Email:	espen.stavdal@wilhelsen.com
[Signature Page to Registration Rights Agreement]

PURCHASER:

John N. Seitz

By: Name:	/s/ John N. Seitz John N. Seitz

Address:	1001 Fannin Street
Suite 1600
Houston, Texas 77002

Attention:	John N. Seitz
Facsimile:	(713) 307-8794
[Signature Page to Registration Rights Agreement]

PURCHASER:

William L. Transier

By: Name:	/s/ William L. Transier William L. Transier

Address:	1001 Fannin Street
Suite 1600
Houston, Texas 77002

Attention:	William L. Transier
Facsimile:	(713) 307-8794
[Signature Page to Registration Rights Agreement]

PURCHASER:

Nancy K. Quinn

By: Name:	/s/ Nancy K. Quinn Nancy K. Quinn

Address:	1001 Fannin Street Suite 1600
Houston, Texas 77002

Attention:	Nancy K. Quinn
Facsimile:	(713) 307-8794
[Signature Page to Registration Rights Agreement]

PURCHASER:

James Ventures, L.P.

By: Name:	/s/ Robert Alpert Robert Albert
Title:	General Partner

Address:	12802 N. Scottsdale Scottsdale, AZ 85254

Attention:	Robert Alpert
Facsimile:	(480) 609-0926
Email:	Robert@danro.com
[Signature Page to Registration Rights Agreement]

PURCHASER:

James W. Christmas

By: Name:	/s/ James W. Christmas James W. Christmas

Address:	1089 Oceanfront
East Atlantic Beach, NY
11561-1100
[Signature Page to Registration Rights Agreement]

PURCHASER:

Scott Andrews

By:	/s/ Scott Andrews
Name:	Scott Andrews

Address:	38 Wakerobin Court
The Woodlands, TX 77380-3900
[Signature Page to Registration Rights Agreement]

PURCHASER:

William Roger Clemens

By: Name:	/s/ William Roger Clemens William Roger Clemens

Address:	230 Westcott, Suite 122 Houston, Texas 77007
[Signature Page to Registration Rights Agreement]

PURCHASER:

Anne Linday Cohn Holstead

By: Name:	/s/ Anne Lindsay Cohn Holstead Anne Lindsay Cohn Holstead

Address:	800 Bering Drive, Suite 210 Houston, TX 77057-2130
[Signature Page to Registration Rights Agreement]

PURCHASER:

Bobby Smith Cohn

By: Name:	/s/ Bobby Smith Cohn Bobby Smith Cohn

Address:	800 Bering Drive, Suite 210 Houston, TX 77057-2130

Attention:	Bobby Smith Cohn
Facsimile:	sam (713) 978-6296
[Signature Page to Registration Rights Agreement]

PURCHASER:

Courtney Cohn Hopson Separate Account

By: Name:	/s/ Courtney Cohn Hopson Courtney Cohn Hopson

Address:	800 Bering Drive, Suite 210 Houston, TX 77057-2130
[Signature Page to Registration Rights Agreement]

PURCHASER:

Elizabeth Kirby Cohn McCool Separate Property

By: Name:	/s/ Elizabeth Kirby Cohn McCool Elizabeth Kirby Cohn McCool

Address:	800 Bering Drive, Suite 210 Houston, TX 77057-2130

Attention:	Elizabeth Kirby Cohn McCool

Facsimile:	sam (713)978-6296
[Signature Page to Registration Rights Agreement]

PURCHASER:

Morton A. Cohn

By: Name:	/s/ Morton A. Cohn Morton A. Cohn

Address:	800 Bering Drive, Suite 210 Houston, TX 77057-2130

Attention:	Morton A. Cohn
Facsimile:	sam (713) 978-6296
[Signature Page to Registration Rights Agreement]

PURCHASER:

M. St. John Dinsmore

By: Name:	/s/ M. St. John Dinsmore M. St. John Dinsmore

Address:	5524 Sturbridge Houston, TX 77065
[Signature Page to Registration Rights Agreement]

PURCHASER:

Don Sanders and Tanya J. Drury TTEES FBO Tanya Jo Drury Trust

By:	/s/ Tanya Drury
Name:	Tanya Drury

Address:	600 Travis, Suite 5800 Houston, TX 77002
[Signature Page to Registration Rights Agreement]

PURCHASER: Luke J. Drury TTE Luke J. Drury Non-Exempt Trust
By:	/s/ Luke Drury
Name:	Luke Drury

Address:	11519 St. Germain Way Houston, TX 77082

[Signature Page to Registration Rights Agreement]

PURCHASER: Mark Drury TTEE FBO Mark J. Drury Non-Exempt Trust
By:	/s/ Mark Drury
Name:	Mark Drury

Address:	3929 Marlowe Houston, TX 77005

[Signature Page to Registration Rights Agreement]

PURCHASER: Matthew Drury TTEE FBO Matthew J. Drury Non-Exempt Trust
By:	/s/ Matthew Drury
Name:	Matthew Drury

Address:	280 Bunker Hill Houston, TX 77024

[Signature Page to Registration Rights Agreement]

PURCHASER: Tanya J. Drury
By:	/s/ Tanya Drury
Name:	Tanya Drury

Address:	600 Travis, Suite 5800 Houston, TX 77002

[Signature Page to Registration Rights Agreement]

PURCHASER: Dan L. Duncan
By:	/s/ Dan L. Duncan
Name:	Dan L. Duncan

Address:	1100 Louisiana, 18th floor Houston, TX 77002

[Signature Page to Registration Rights Agreement]

PURCHASER: Johnnie S. Haak Living Trust UAD 08/04/08, Johnnie S. Haak TTEE
By:	/s/ Johnnie S. Haak
Name:	Johnnie S. Haak
Title:	Trustee

Address:	131 Sabine Drive Georgetown, TX 78628-2657

[Signature Page to Registration Rights Agreement]

PURCHASER: Russell Hardin, Jr.
By:	/s/ Russell Hardin, Jr.
Name:	Russell Hardin, Jr.

Address: Attention: Facsimile:	1401 McKinney, Suite 2250 Houston, TX 77010 Russell Hardin (7130 652-9800

[Signature Page to Registration Rights Agreement]

PURCHASER: Edward F. Heil
By:	/s/ Edward F. Heil
Name:	Edward F. Heil

Address:	8052 Fisher Island Drive Miami Beach, FL 33109

[Signature Page to Registration Rights Agreement]

PURCHASER: Marge Lutz SUCC TTEE FBO Edward F. Heil, Jr. TTEE UAD 12/01/83
By:	/s/ Marge Lutz
Name:	Marge Lutz
Title: Address:	Succ Trustee 8052 Fisher Island Drive Miami Beach, FL 33109

[Signature Page to Registration Rights Agreement]

PURCHASER: Marge Lutz SUCC TTEE FBO Karen Heil Trustee UAD 12/01/83
By:	/s/ Marge Lutz
Name:	Marge Lutz
Title: Address:	Succ Trustee 8052 Fisher Island Drive Miami Beach, FL 33109

[Signature Page to Registration Rights Agreement]

PURCHASER: Marge Lutz SUCC TTEE FBO Sandra Heil Trustee UAD 12/01/83
By:	/s/ Marge Lutz
Name:	Marge Lutz
Title: Address:	Succ Trustee 8052 Fisher Island Drive Miami Beach, FL 33109

[Signature Page to Registration Rights Agreement]

PURCHASER: IRA FBO Richard Thomas Jacky Pershing LLC As Custodian Rollover Account
By:	/s/ Richard Thomas Jacky
Name:	Richard Thomas Jacky
Title: Address:	Custodian 3741 Nottingham Street Houston, TX 77005-2025

[Signature Page to Registration Rights Agreement]

PURCHASER:

Richard Thomas Jacky

By: Name:	/s/ Richard Thomas Jacky Richard Thomas Jacky

Address:	3741 Nottingham
Houston, TX 77005-2025
[Signature Page to Registration Rights Agreement]

PURCHASER:

IRA FBO: Nancy G. Kinder/Pershing LLC
as Custodian (Roth Account)

By:	/s/ Nancy G. Kinder
Name:	Nancy G. Kinder
Title:	Custodian

Address:	2929 Lazy Lane
Houston, TX 77019

Attention:	Nancy G. Kinder
Facsimile:	(713) 529-0946
[Signature Page to Registration Rights Agreement]

PURCHASER:

Nancy G. Kinder

By: Name:	/s/ Nancy G. Kinder Nancy G. Kinder

Address:	2929 Lazy Lane
Houston, TX 77019

Attention:	Nancy G. Kinder
Facsimile:	(713) 529-0946
[Signature Page to Registration Rights Agreement]

PURCHASER:

Richard D. Kinder

By: Name:	/s/ Richard D. Kinder Richard D. Kinder

Address:	2929 Lazy Lane
Houston, TX 77019

Attention:	Richard D. Kinder
Facsimile:	(713) 529-0946
[Signature Page to Registration Rights Agreement]

PURCHASER:

IRA FBO Gerald Kissner Pershing LLC as Custodian

By: Name:	/s/ Gerald Kissner Gerald Kissner
Title:	Custodian

Address:	1719 Cottage Landing
Houston, TX 77077-1924
[Signature Page to Registration Rights Agreement]

PURCHASER:

IRA FBO Erik Klefos Pershing LLC as Custodian Rollover Account

By: Name:	/s/ Erik S. Klefos/IRA Erik S. Klefos
Title:	Custodian

Address:	600 Travis, Suite 5800
Houston, TX 77002

Attention:	Erik S. Klefos
Facsimile:	(713) 250-4295
[Signature Page to Registration Rights Agreement]

PURCHASER:

Brian Kuhn

By: Name:	/s/ Brian Kuhn Brian Kuhn

Address:	3168 Mockingbird Knoll
La Verne, CA 91750-2368

Attention:	Brian Kuhn
Facsimile:	(909) 596-4919
[Signature Page to Registration Rights Agreement]

PURCHASER:

Trust No. 3 UAD 12/23/03, Marge Lutz
TTEE FBO Wm Hunter Heil

By: Name:	/s/ Marge Lutz Marge Lutz
Title:	Trustee

Address:	8052 Fisher Island Drive
Miami Beach, FL 33109
[Signature Page to Registration Rights Agreement]

PURCHASER:

IRA FBO Scott M. Marshall Pershing LLC as Custodian

By: Name:	/s/ Scott M. Marshall Scott M. Marshall
Title:	Custodian

Address:	108 N.W. Hackberry Street
Lees Summit, MO 64064-1435
[Signature Page to Registration Rights Agreement]

PURCHASER:

Scott Marshall and Rose Anna Marshall Jt. Ten.

By: Name:	/s/ Scott Marshall Scott Marshall
Title:	Joint Tenant

By:	/s/ Rose Anna Marshall

Name:	Rose Anna Marshall
Title:	Joint Tenant

Address:	108 N.W. Hackberry Street
Lees Summit, MO 64064- 1435
[Signature Page to Registration Rights Agreement]

PURCHASER:

Bruce R. McMaken

By: Name:	/s/ Bruce R. McMaken Bruce R. McMaken

Address:	2235 Bissonnet
Houston, TX 77005

Attention:	Bruce R. McMaken
Facsimile:	(713) 250-4294
[Signature Page to Registration Rights Agreement]

PURCHASER:

Charles R. Ofner and Diane Ofner

By: Name:	/s/ Charles R. Ofner Charles R. Ofner

By:	/s/ Diane Ofner

Name:	Diane Ofner

Address:	2187 Troon Road
Houston, TX 77019

Attention:	Charles R. Ofner
Facsimile:	(713) 942-9722
Email:	cofner@charlesofner.com
[Signature Page to Registration Rights Agreement]

PURCHASER:

Nolan Ryan

By:	/s/ Nolan Ryan

Name:	Nolan Ryan

Address:	3434 E. Palm Valley Blvd.
Round Rock, TX 78664

Attention:	Nolan Ryan
Facsimile:	(512) 334-2278
[Signature Page to Registration Rights Agreement]

PURCHASER:

Brad D. Sanders

By:	/s/ Brad D. Sanders

Name:	Brad D. Sanders

Address:	600 Travis, Suite 5800
Houston, TX 77002
[Signature Page to Registration Rights Agreement]

PURCHASER:

Bret D. Sanders

By:	/s/ Bret D. Sanders

Name:	Bret D. Sanders

Address:	600 Travis, Suite 5800
Houston, TX 77002

Attention:	Bret D. Sanders
Facsimile:	(713) 224-1101
[Signature Page to Registration Rights Agreement]

PURCHASER:

Christine M. Sanders

By:	/s/ Christine M. Sanders

Name:	Christine M. Sanders

Address:	600 Travis, Suite 5800
Houston, TX 77002
[Signature Page to Registration Rights Agreement]

PURCHASER:

IRA FBO Don A. Sanders Pershing LLC as Custodian

By:	/s/ Don A. Sanders

Name:	Don A. Sanders
Title:	Custodian

Address:	600 Travis, Suite 5800
Houston, TX 77002
[Signature Page to Registration Rights Agreement]

PURCHASER:

IRA FBO Katherine U. Sanders/Pershing LLC as Custodian

By:	/s/ Katherine U. Sanders

Name:	Katherine U. Sanders
Title:	Custodian

Address:	600 Travis, Suite 5800
Houston, TX 77002
[Signature Page to Registration Rights Agreement]

PURCHASER:

Laura K. Sanders

By:	/s/ Laura K. Sanders

Name:	Laura K. Sanders

Address:	600 Travis, Suite 5800
Houston, TX 77002
[Signature Page to Registration Rights Agreement]

PURCHASER

Sanders Opportunity Fund (Institutional), L.P.

By:	/s/ Don A. Sanders

Name:	Don A. Sanders

Address:	600 Travis, Suite 3100
Houston, Texas 77002
[Signature Page to Registration Rights Agreement]

PURCHASER:

Sanders Opportunity Fund, L.P.

By:	/s/ Don A. Sanders

Name:	Don A. Sanders

Address:	600 Travis, Suite 3100
Houston, TX 77002
[Signature Page to Registration Rights Agreement]

PURCHASER:

Steve Scott

By:	/s/ Steve Scott

Name:	Steve Scott

Address:	634 Sandlewood
Houston, TX 77024
[Signature Page to Registration Rights Agreement]

PURCHASER:

Grant E. Sims and Patricia Sims JT TEN

By:	/s/ Grant E. Sims

Name:	Grant E. Sims
Title:	Joint Tenant

By:	/s/ Patricia Sims

Name:	Patricia Sims
Title:	Joint Tenant

Address:	11505 Quail Hollow Lane
Houston, TX 77024
[Signature Page to Registration Rights Agreement]

PURCHASER:

Coy H. Squyres

By:	/s/ Coy H. Squyres

Name:	Coy H. Squyres

Address:	3741 Nottingham Street
Houston, TX 77005-2025
[Signature Page to Registration Rights Agreement]

PURCHASER:

Irene M. Squyres Family trust UAD 06/16/97, Coy H. Squyres TTEE

By:	/s/ Coy H. Squyres

Name:	Coy H. Squyres
Title:	Trustee

Address:	3741 Nottingham Street
Houston, TX 77005-2025
[Signature Page to Registration Rights Agreement]

PURCHASER:

Platinum Business Investment Company, Ltd.

By:

Name:

Title:

Address:	1213 Terrace Highway
Broussard, LA 70518

Attention:

Facsimile:	(337) 262-7713
[Signature Page to Registration Rights Agreement]

PURCHASER:

IRA FBO Lara M. Tate Pershing LLC as Custodian

By:	/s/ Lara Tate

Name:	Lara Tate
Title:	Custodian

Address:	12402 Huntingwich
Houston, TX 77024
[Signature Page to Registration Rights Agreement]

PURCHASER:

IRA FBO Paul R. Tate Pershing LLC as Custodian

By:	/s/ Paul R. Tate

Name:	Paul R. Tate
Title:	Custodian

Address:	12402 Huntingwich
Houston, TX 77024
[Signature Page to Registration Rights Agreement]

PURCHASER:

Paul Tate and Lara M. Tate TIC

By:	/s/ Paul Tate

Name:	Paul Tate
Title:	Tenant In Common

By:	/s/ Lara Tate

Name:	Lara Tate
Title:	Tenant In Common

Address:	12402 Huntingwich
Houston, TX 77024
[Signature Page to Registration Rights Agreement]

PURCHASER:

Don Weir and Julie Ellen Weir Tenants in Common

By:	/s/ Don Weir

Name:	Don Weir
Title:	Tenant in Common

By:	/s/ Julie Ellen Weir

Name:	Julie Ellen Weir
Title:	Tenant in Common

Address:	303 Greenbelt Houston, TX 77079
[Signature Page to Registration Rights Agreement]

PURCHASER:

Eric Glenn Weir

By:	/s/ Eric Glenn Weir

Name:	Eric Glenn Weir

Address:	12211 Mossycup
Houston, TX 77021
[Signature Page to Registration Rights Agreement]

PURCHASER:

IRA FBO Eric Weir Pershing LLC as Custodian

By:	/s/ Eric GlennWeir

Name:	Eric GlennWeir

Address:	12211 Mossycup
Houston, TX 77021
[Signature Page to Registration Rights Agreement]

PURCHASER:

IRA FBO Julie E. Weir Pershing LLC As Custodian

By:	/s/ Julie E. Weir

Name:	Julie E. Weir
Title:	Custodian

Address:	303 Greenbelt
Houston, TX 77079
[Signature Page to Registration Rights Agreement]

PURCHASER:

IRA FBO Lisa Dawn Weir Pershing LLC as Custodian

By:	/s/ Lisa Dawn Weir

Name	Lisa Dawn Weir
Title:	Custodian

Address:	303 Greenbelt
Houston, TX 77079
[Signature Page to Registration Rights Agreement]

PURCHASER:

IRA FBO Shannon Weir Pershing LLC as Custodian

By:	/s/ Shannon Weir

Name:	Shannon Weir
Title:	Custodian

Address:	12211 Mossycup
Houston, TX 77024
[Signature Page to Registration Rights Agreement]

PURCHASER:

Katherine U. Sanders Children Trust Dtd. 2003/Don Weir Trustee

By:	/s/ Don Weir

Name:	Don Weir
Title:	Trustee

Address:	600 Travis, Suite 5800
Houston, TX 77002

Attention:	Don Weir
[Signature Page to Registration Rights Agreement]

PURCHASER:

Lisa Dawn Weir

By:	/s/ Lisa Dawn Weir

Name:	Lisa Dawn Weir

Address:	303 Greenbelt
Houston, TX 77079
[Signature Page to Registration Rights Agreement]

PURCHASER:

Edwin Freedman

By:	/s/ Edwin Freedman

Name:	Edwin Freedman

Address:	5159 Loch Lomond
Houston, TX 77096-2629
[Signature Page to Registration Rights Agreement]

Agreed to and accepted by Endeavour as of the date first written above.

ENDEAVOUR INTERNATIONAL CORPORATION
By:	/s/ J. Michael Kirksey
J. Michael Kirksey
Executive Vice President and Chief Financial Officer

[Signature Page to Registration Rights Agreement]

SCHEDULE A
Smedvig QIF Plc
Goldman, Sachs & Co. FBO John Seitz IRA
MLPF & S Custodian FBO Mr. William L. Transier IRA, FBO Mr. William L. Transier , Account 5TX-28079
Mrs. Cecilie Paus
Ms. Caroline Victoria Olympia Paus
Ms. Cecilie Alexandra Pontine Paus
Nancy K. Quinn
Pelmer Securities S.A.
Anne Lindsay Cohn Holstead
Bobby Smith Cohn
Brad D. Sanders
Bret D. Sanders
Brian Kuhn
Bruce R. McMaken
Charles R. Ofner and Dianne Ofner TEN COM
Christine M. Sanders
Courtney Cohn Hopson Separate Account
Coy H. Squyres
Dan L. Duncan
Don Sanders and Tanya J. Drury TTEES FBO Tanya Jo Drury Trust
Don Weir and Julie Ellen Weir Ten In Com
Edward F. Heil
Edwin Freedman
Elizabeth Kirby Cohn McCool Separate Property
Eric Glenn Weir
Grant E. Sims and Patricia Sims JT TEN
IRA FBO Don A. Sanders Pershing LLC as Custodian
IRA FBO Eric Weir Pershing LLC as Custodian
IRA FBO Erik Klefos Pershing LLC as Custodian Rollover Account
IRA FBO Gerald Kissner Pershing LLC as Custodian
IRA FBO Julie E. Weir Pershing LLC As Custodian
IRA FBO Lara M. Tate Pershing LLC as Custodian
IRA FBO Lisa Dawn Weir Pershing LLC as Custodian
IRA FBO Nancy G. Kinder Pershing LLC As Custodian Roth Account
IRA FBO Paul R. Tate Pershing LLC as Custodian
IRA FBO Richard Thomas Jacky Pershing LLC as Custodian Rollover Account
IRA FBO Scott M. Marshall Pershing LLC as Custodian
IRA FBO Shannon Weir Pershing LLC as Custodian

IRA FBO: Katherine U. Sanders/Pershing LLC as Custodian
Irene M. Squyres Family Trust UAD 06/16/97, Coy H. Squyres TTEE
James Ventures, L.P.
James W. Christmas
Johnnie S. Haak Living Trust UAD 08/04/08, Johnnie S. Haak TTEE
Katherine U. Sanders Children Trust Dtd. 2003 / Don Weir Trustee
Laura K. Sanders
Lisa Dawn Weir
Luke J. Drury TTEE Luke J. Drury Non-Exempt Trust
M. St. John Dinsmore
Marge Lutz SUCC TTEE FBO Karen Heil Trustee UAD 12/01/83
Marge Lutz SUCC TTEE FBO Edward F. Heil, Jr. TTEE UAD 12/01/83
Marge Lutz SUCC TTEE FBO Sandra Heil Trustee UAD 12/01/83
Mark Drury TTEE FBO Mark J. Drury Non-Exempt Trust
Matthew Drury TTEE FBO Matthew J. Drury Non-Exempt Trust
Morton A. Cohn
Nancy G. Kinder
Nolan Ryan
Paul Tate and Lara M. Tate TIC
Platinum Business Investment Company, Ltd.
Richard D. Kinder
Richard Thomas Jacky
Russell Hardin, Jr.
Sanders Opportunity Fund (Institutional), L.P.
Sanders Opportunity Fund, L.P.
Scott Andrews
Scott Marshall and Rose Anna Marshall Jt. Ten
Steve Scott
Tanya J. Drury
Trust No. 3 UAD 12/23/03, Marge O. Lutz TTEE FBO Wm Hunter Heil
William Roger Clemens